[HARRIS BRETALL SULLIVAN & SMITH LOGO]


                         HARRIS BRETALL SULLIVAN & SMITH
                               GROWTH EQUITY FUND










                               SEMI-ANNUAL REPORT

                               SEPTEMBER 30, 1999

                     [HARRIS BRETALL SULLIVAN & SMITH LOGO]


November 1, 1999

Dear Shareholders:

We are pleased to announce that our fund was awarded a 5-Star Morningstar Rating during its initial 3-year period ending March 31, 1999, which has been maintained in October.

Over the past six months, ending September 30, the broad equity market turned in a flat performance as measured by the S&P 500 Index, including a negative 6.3% for the third quarter. That rather muted return masked what was really a very difficult stock market environment. Many investors are looking at negative year-to-date portfolio returns for the first time since 1993-1994. Through September, the Harris Bretall Growth Equity Fund is still up better than 8% for the year, and the fund has had a healthy 8% bounce-back in October after this disappointing third quarter.

Given a positive economic environment, why are investors once again being besieged with pessimistic stock and bond market forecasts? One answer is simply rising interest rates. Financial market theory tells us that rational investors continually evaluate the relatively safer returns available in the bond market compared to the riskier returns available in the stock market. As those projected returns converge, investors sell stocks and buy bonds, thus resulting in lower stock prices.

Harris Bretall believes, however, that stocks are fundamentally less risky today than they have been during any other time. We also believe that earnings growth is likely to continue at a double digit pace, as the forces of demographics, technology and globalization create business opportunities at an unprecedented pace. Harris Bretall believes that investors should be comfortable with today's stock market valuation, and the prospects for further stock price appreciation has never been better.

We have urged investors not to get distracted by the headlines, and to stay fully invested in high quality growth companies. Now, once again, investors are being told that the market is overvalued. Rather than replay our positive view of the world, we looked at the question of stock market valuation more quantitatively in our QUARTERLY ECONOMIC AND MARKET OUTLOOK REPORT, which can be found on our website www.hbss.com. Our conclusion equities, particularly growth equities, represent a tremendous value today. We hope you enjoy reviewing this report.

Sincerely,


/s/ John J. Sullivan                    /s/ Gordon J. Ceresino

John J. Sullivan                        Gordon J. Ceresino
Partner                                 Partner

Morningstar proprietary ratings reflect historical risk-adjusted performance as of 10/31/99 based on total returns. The ratings are subject to change every month. The Fund was ranked in Morningstar's Prinapia(R) Pro for Mutual Funds, 762 out of 4,985 funds for one year and 238 out of 3,272 for three year average annual returns in excess of 90 day T-Bill returns in the Domestic Stock Funds category. The Harris Bretall Sullivan & Smith Growth Equity Fund received 5 stars. The top 10% of funds receive 5 stars, the next 22.5% receive 4 stars and the remainder receive 3 or fewer stars.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

SCHEDULE OF INVESTMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
 Shares    COMMON STOCKS: 96.3%                                        Value
--------------------------------------------------------------------------------
           BANKS: 2.0%
   9,000   Wells Fargo Company...................................   $   356,625
                                                                    -----------
           CAPITAL GOODS/CONGLOMERATE: 7.8%
   5,000   General Electric Company..............................       592,813
   5,500   Illinois Tool Works, Inc..............................       410,094
   4,000   Tyco International, Ltd...............................       413,000
                                                                    -----------
                                                                      1,415,907
                                                                    -----------
           COMPUTER: 7.8%
   6,500   EMC Corp*.............................................       464,344
   3,300   International Business Machines Corp..................       400,538
   6,000   Sun Microsystems, Inc.*...............................       558,000
                                                                    -----------
                                                                      1,422,882
                                                                    -----------
           CONSUMER CYCLICAL: 9.0%
   9,000   Carnival Corp.........................................       391,500
   6,000   The Home Depot, Inc...................................       411,750
  10,000   The Interpublic Group of Companies, Inc...............       411,250
   9,000   Wal-Mart Stores, Inc..................................       428,063
                                                                    -----------
                                                                      1,642,563
                                                                    -----------
           CONSUMER STAPLES: 4.3%
   8,000   Colgate-Palmolive Company.............................       366,000
   4,500   Procter & Gamble Company*.............................       421,875
                                                                    -----------
                                                                        787,875
                                                                    -----------
           DRUGS/BIOTECHNOLOGY: 10.5%
   6,000   Bristol-Myers Squibb Company..........................       405,000
   2,500   GENETECH INC*.........................................       365,781
  11,100   Pfizer, Inc...........................................       398,906
   8,000   Schering-Plough Corp..................................       349,000
   6,000   Warner Lambert Co.....................................       398,250
                                                                    -----------
                                                                      1,916,937
                                                                    -----------

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------
           ENTERTAINMENT: 2.2%
   6,500   Time Warner, Inc......................................   $   394,875
                                                                    -----------
           FINANCIAL: 12.7%
   4,375   American International Group, Inc.....................       380,352
   7,000   Bank of America Corp..................................       389,813
  11,000   Charles Schwab & Co., Inc.............................       370,563
   9,000   Citigroup, Inc........................................       396,000
   6,000   The Goldman Sachs Group, Inc..........................       366,000
   4,500   Morgan Stanley Dean Witter & Co.......................       401,344
                                                                    -----------
                                                                      2,304,072
                                                                    -----------
           FOOD/BEVERAGE: 1.6%
   6,000   The Coca-Cola Company.................................       288,375
                                                                    -----------
           HEALTH PRODUCTS: 4.0%
   9,000   Abbott Laboratories...................................       330,750
   4,200   Johnson & Johnson.....................................       385,875
                                                                    -----------
                                                                        716,625
                                                                    -----------
           INTERNET RELATED: 2.9%
   3,000   Yahoo! Inc.*..........................................       538,875
                                                                    -----------
           RETAIL: 10.3%
   5,500   COSTCO WHOLESALE CO*..................................       396,000
   7,000   Dayton Hudson Corp....................................       420,437
  17,000   Kroger Company*.......................................       375,063
   8,500   Safeway, Inc.*........................................       323,531
  14,000   Walgreen Co...........................................       355,250
                                                                    -----------
                                                                      1,870,281
                                                                    -----------
           TECHNOLOGY/DEFENSE: 3.2%
   6,500   Microsoft Corp.*......................................       588,656
                                                                    -----------

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------
 Shares                                                                Value
--------------------------------------------------------------------------------
           TELECOMMUNICATIONS - HARDWARE: 13.8%
   4,000   America Online, Inc.*.................................   $   416,000
   6,000   Applied Materials, Inc.*..............................       467,250
   6,200   Cisco Systems, Inc.*..................................       425,086
   9,600   Dell Computer Corp.*..................................       401,400
   5,500   Intel Corp............................................       408,719
   6,100   Lucent Technologies, Inc..............................       395,736
                                                                    -----------
                                                                      2,514,191
                                                                    -----------
           TELEPHONE - LONG DISTANCE: 4.2%
   8,000   SBC COMMUNICATIONS....................................       408,500
   5,000   MCI WorldCom, Inc.....................................       359,375
                                                                    -----------
                                                                        767,875
                                                                    -----------
           Total common stocks (cost $13,422,698)................    17,526,614
                                                                    -----------
Principal
Amount     REPURCHASE AGREEMENT: 3.8%
--------------------------------------------------------------------------------
$687,000   Firstar Bank Repurchase Agreement, 3.30%, dated
           9/30/1999, due 10/1/1999, collateralized by $700,733
           FNMA,6.00%, due 3/1/2013 (proceeds $687,063)
           (cost $687,000).......................................       687,000
                                                                    -----------
           Total Investments in Securities
           (cost $14,109,698+): 100.1%...........................    18,213,614
           Liabilities in excess of other assets: (0.1)%.........       (14,856)
                                                                    -----------
           TOTAL NET ASSETS: 100.0%..............................   $18,198,758
                                                                    ===========

* Non-income producing security.

+ At September 30, 1999, the cost of investments for Federal income tax purposes was the same as the basis for financial reporting. Unrealized appreciation and depreciation of securities were as follows:

           Gross unrealized appreciation.........................   $ 4,429,845
           Gross unrealized depreciation.........................      (325,929)
                                                                    -----------
               Net unrealized appreciation.......................   $ 4,103,916
                                                                    ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (cost $14,109,698).........   $18,213,614
  Cash...........................................................           445
  Receivables:
    Dividends and interest.......................................         7,553
    Prepaid expenses.............................................        14,746
                                                                    -----------
      Total assets...............................................    18,236,358
                                                                    -----------
LIABILITIES
  Payables:
    Fund shares redeemed.........................................           137
    Advisory fees................................................         5,771
    Administration fee...........................................         2,671
    Distribution fees ...........................................        11,699
    Other accrued expenses.......................................        17,322
                                                                    -----------
      Total liabilities..........................................        37,600
                                                                    -----------
NET ASSETS.......................................................   $18,198,758
                                                                    ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($18,198,758/933,952 shares outstanding; unlimited number
  of shares authorized without par value)........................   $     19.49
                                                                    ===========
COMPONENTS OF NET ASSETS
  Paid-in capital................................................   $12,594,297
  Undistributed net investment loss..............................       (53,186)
  Accumulated net realized gain on investments...................     1,553,731
  Net unrealized appreciation on investments.....................     4,103,916
                                                                    -----------
      Net assets.................................................   $18,198,758
                                                                    ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

STATEMENT OF OPERATIONS - FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1999
(UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends....................................................   $    51,877
    Interest.....................................................        10,179
                                                                    -----------
      Total income...............................................        62,056
                                                                    -----------
  Expenses
    Advisory fees................................................        67,001
    Distribution fees............................................        22,334
    Administration fees..........................................        15,041
    Registration fees............................................        10,326
    Fund accounting fees.........................................        10,229
    Transfer agent fees..........................................         9,013
    Audit fees...................................................         6,362
    Custody fees.................................................         5,877
    Reports to shareholders......................................         3,743
    Trustee fees.................................................         3,153
    Legal fees...................................................         2,132
    Miscellaneous................................................         1,429
    Insurance....................................................           292
                                                                    -----------
      Total expenses.............................................       156,932
      Less: expenses waived and reimbursed.......................       (41,690)
                                                                    -----------
      Net expenses...............................................       115,242
                                                                    -----------
          NET INVESTMENT LOSS....................................       (53,186)
                                                                    -----------
REALIZED LOSS ON INVESTMENTS
  Net realized gain from security transactions...................     1,105,139
  Unrealized depreciation on investments.........................    (1,737,161)
                                                                    -----------
      Net realized and unrealized loss on investments............      (632,022)
                                                                    -----------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...   $  (685,208)
                                                                    ===========

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------
                                                                  Six Months Ended       Year Ended
                                                                 September 30, 1999#   March 31, 1999
-----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
  Net investment loss............................................   $   (53,186)        $   (69,127)
  Net realized gain from security transactions...................     1,105,139             912,941
  Unrealized (depreciation) appreciation on investments..........    (1,737,161)          2,901,133
                                                                    -----------         -----------
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS..........................................      (685,208)          3,744,947
                                                                    -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gain from security transactions...................            --            (496,278)
                                                                    -----------         -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
  in outstanding shares (a)......................................     1,766,951           1,897,137
                                                                    -----------         -----------
      TOTAL INCREASE IN NET ASSETS...............................     1,081,743           5,145,806

NET ASSETS
  Beginning of period............................................    17,117,015          11,971,209
                                                                    -----------         -----------
END OF PERIOD....................................................   $18,198,758         $17,117,015
                                                                    ===========         ===========

(a) A summary of capital share transactions is as follows:

                                                      Six Months Ended                Year Ended
                                                     September 30, 1999#            March 31, 1998
---------------------------------------------------------------------------------------------------------
                                                    Shares         Value          Shares         Value
---------------------------------------------------------------------------------------------------------
Shares sold.....................................      253,096   $ 5,097,707         408,124   $ 6,550,229
Shares issued in reinvestment of distributions..           --            --          30,224       496,278
Shares redeemed.................................     (164,945)   (3,330,756)       (331,586)   (5,149,370)
                                                  -----------   -----------     -----------   -----------
Net increase (decrease).........................       88,151   $ 1,766,951         106,762   $ 1,897,137
                                                  ===========   ===========     ===========   ===========

# Unaudited.

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-----------------------------------------------------------------------------------------------------------------
                                                                         Year Ended March 31,         May 1, 1996*
                                                  Six Months Ended    ---------------------------       through
                                                 September 30, 1999#     1999            1998        March 31, 1997
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period...............  $     20.24      $     16.20     $     11.03     $     10.00
                                                     -----------      -----------     -----------     -----------
Income from investment operations:
  Net investment loss..............................        (0.06)           (0.08)          (0.02)           0.00
  Net realized and unrealized gain (loss)
    on investments.................................        (0.69)            4.77            5.20            1.04
                                                     -----------      -----------     -----------     -----------
Total from investment operations....................       (0.75)            4.69            5.18            1.04

Less distributions:
  From net investment income.......................           --               --              --           (0.01)
  From net capital gains...........................           --            (0.65)          (0.01)             --
                                                     -----------      -----------     -----------     -----------
Total distributions................................           --            (0.65)          (0.01)          (0.01)
                                                     -----------      -----------     -----------     -----------

Net asset value, end of period.....................  $     19.49      $     20.24     $     16.20     $     11.03
                                                     ===========      ===========     ===========     ===========

Total return.......................................        (3.71)%          29.88%          47.02%          10.36%

Ratios/supplemental data:
Net assets, end of period (millions)...............  $      18.2      $      17.1     $      12.0     $       3.5

Ratio of expenses to average net assets:
  Before expense reimbursement and waiver........           1.76%+           1.95%           2.39%           4.97%+
  After expense reimbursement and waiver.........           1.29%+           1.29%           1.29%           1.28%+

Ratio of net investment loss to average net assets:
  Before expense reimbursement and waiver..........        (1.06)%+        (1.19)%          (1.42)%         (3.69)%+
  After expense reimbursement and waiver...........        (0.60)%+        (0.53)%          (0.31)%            --%+

Portfolio turnover rate............................        30.00%           52.77%          40.96%          14.62%

# Unaudited.
* Commencement of operations.
+ Annualized.

See accompanying Notes to Financial Statements.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

NOTES TO FINANCIAL STATEMENTS AT SEPTEMBER 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Harris Bretall Sullivan & Smith Growth Equity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund began operations on May 1, 1996. The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the six months ended September 30, 1999, Harris Bretall Sullivan & Smith L.L.C. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the six months ended September 30, 1999, the Fund incurred $67,001 in advisory fees.

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.29% of average daily net assets. For the six months ended September 30, 1999, the Advisor waived its fees and reimbursed the Fund in the amount of $41,690. The cumulative unreimbursed amount paid by the Advisor on behalf of the Fund is $286,725.

     The Advisor may recapture from the Fund the total amount above no later than March 31, 2001, subject to the requirement that the Fund must pay the current ordinary operating expenses of the Fund before any such recapture, and subject to its continued compliance with any other expense limitations (both the payment of current expenses and continued compliance are "additional requirements"). The Advisor may recapture a partial amount of the above amount no later than March 31, 2002, except that the amount paid by the Advisor during the Fund's first year of operation is excluded and subject to the additional requirements listed above. The Advisor may recapture a partial amount of the above amount no later than March 31, 2003, except that the amounts paid by the Advisor during the Fund's first two years of operations are excluded and subject to the additional requirements listed above. After the Fund's seventh year of operations, the advisor may only seek to recapture for any amounts paid during the previous three fiscal years of the Fund's operations, subject to the additional requirements listed above.

     Investment Company Administration L.L.C. (the "Administrator") acts as the Fund's administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the following annual rate:

     Under $25 million        0.12% of average daily net assets
     $25 to $50 million       0.07% of average daily net assets
     $50 to $100 million      0.05% of average daily net assets
     Over $100 million        0.03% of average daily net assets, with a minimum
                              fee of $30,000 annually

     For the six months ended September 30, 1999, the Fund incurred $15,041 in Administration fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION PLAN

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Advisor as Distribution Coordinator at an annual rate of up to 0.25% of the

               HARRIS BRETALL SULLIVAN & SMITH GROWTH EQUITY FUND

--------------------------------------------------------------------------------

average daily net assets of the Fund. The fee is paid to the Advisor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activity. For the six months ended September 30, 1999, the Fund paid to the Distributor $22,334.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities, other than short-term investments, for the six months ended September 30, 1999, were $6,478,543 and $5,195,072, respectively.

NOTE 6 - REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

                                     ADVISOR

                     Harris Bretall Sullivan & Smith L.L.C.
                         One Sansome Street, Suite 3300
                             San Francisco, CA 94104
                                 (415) 765-8300
                        Account Inquiries (800) 282-2340

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                     TRANSFER AND DIVIDEND DISBURSING AGENT

                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                              INDEPENDENT AUDITORS

                                Ernst & Young LLP
                            725 South Figueroa Street
                              Los Angeles, CA 90017

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.